EX. 99.1

INGEN
TECHNOLOGIES, INC.
285 E. County Line Road, Calimesa California 92320
(800) 259-9622 FAX: (800) 777-1186


                        EXCLUSIVE DISTRIBUTION AGREEMENT

This Agreement made effective as of this 1st day of June, 2007, by and Between Physical Rehabilitation Management Services, Inc.., A Pennsylvania Corporation, further referred to as the ("Contractor"); and Ingen Technologies, Inc., A Nevada Corporation, further referred to as the ("Company"), and is made with reference to the following.

                                    RECITALS

A. The Company is a Medical Device Manufacturer, and in the business of providing medical products and services on a global basis. Said products and services are inclusive of, but not limited to, vestibular function testing and balance testing, referred to as "Secure Balance(TM)", OxyAlert(TM) and OxyView(TM).

B. The Company desires to engage the services of the Contractor to exclusively distribute Secure Balance(TM) as described in Exhibit-A. The Company authorizes all rights to the Contractor for all sales of Secure Balance(TM) in the United States and Canada.

C. The Contractor has the expertise, knowledge and resources for development and implementation of the exclusive distribution of Secure Balance(TM) products and agrees to exclusively include the Secure Balance(TM) products within their own scope of business, and on a "best efforts" basis.

D. The Company will provide the Contractor with all Secure Balance(TM) products, installation, training, technical support, warranty support, advertising & market assistance, promotional materials and other developmental documentation used to promote said products and services in accordance to all laws of which govern the Company in this type of industry.

E. The Company desires to utilize the Contractor's expertise, knowledge and other resources for developing and promoting said services as described in the above recitals for the purpose of establishing sales of Secure Balance(TM) products and services, and as such, the Contractor desires to distribute the Secure Balance(TM) products and services provided by the Company.

NOW, THEREFORE, the Parties mutually agree as follows:

1. In consideration of the Contractor furnishing the expertise, knowledge and other resources in providing said services and market assistance as set forth in the above recitals hereof

     1. Upon signing of this Agreement, the Contractor will receive 500,000 common shares of Ingen Technologies, Inc..

     2. The Company agrees to pay the Contractor a 14% (fourteen percent) commission of the list sale price, not inclusive of taxes or freight, of all Secure Balance(TM) sales.

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     3.   Upon the Contractor selling their first 13 Secure Balance(TM) systems, the Company will issue a total of 250,000 restricted common shares to the Contractor according to the following schedule.

          100,000 shares issued after first 5 systems sold.
          100,000 shares issued after first 10 systems sold.
          50,000 shares issued after first 13 systems sold.

2. The Company authorizes the Contractor, and any of the Contractor's sub-marketing groups, to market, promote and sell the Secure Balance(TM) products and services of the Company as described in Exhibit-A. Any other products and services offered by the Company are not a part of this Agreement and may not be sold and/or marketed by the Contractor without the written permission or authorization from the Company.

3. The Contractor is only responsible to market and sell the Secure Balance(TM) program. The Company is responsible to provide shipping, installation, training, clinical/technical support, and warranty repair to the customer.

4. Except for the amounts paid to the Contractor as stated in paragraph-1 and within the Recitals herein, the Contractor shall not be entitled to other payment and/or reimbursement for expenses incurred pursuant to this Agreement. Some of the costs and expenses incurred by the Contractor in rendering said services shall be reimbursed or advanced by the Company only upon written authorization to the Contractor by the Company.

5. The Company agrees to provide full and proper assistance to the Contractor, inclusive of administrative support, technical support, and professional support on a "best efforts" basis and within regulatory guidelines and laws set forth for providing said services and without penalty to the Contractor.

6. The Contractor agrees to provide the Company with proper tax documentation and identification upon the signing of this Agreement in accordance to State and Federal tax laws.

7. The relationship between both parties created by this Agreement is that of principal ("the Company") and Exclusive Distributor ("the Contractor") in that the time spent and the professional manner in which the Contractor services are performed shall solely be the responsibility of the Contractor. However, the Contractor agrees to use their best and most diligent efforts, within all laws, to provide distribute Secure Balance(TM) under the terms and conditions set forth herein.

8. During the term of this Agreement the Contractor has the right to promote their other services, either directly and/or indirectly, to any entity that has purchased the Secure Balance(TM) products. The Contractor is prohibited in selling any product that is similar to Secure Balance(TM) products, and as such, the Contractor will maintain exclusivity to selling Secure Balance(TM) products.

9. In consideration of the importance of confidentiality, non-disclosure and trade secrets, the Contractor acknowledges that during the course of this Agreement between the Company and the Contractor, the Contractor has had access to and will continue to have access to various confidential information and trade secrets consisting of compilations of information, records, specifications and trade lists, which are owned by the Company and which are regularly used in the operation of the Company's business. The Contractor specifically agrees to NOT distribute the product pricing of the Company, nor use the brand name on any of their pricing to their clients. Further, the Contractor will agree to keep confidential all material related to or made a part of this Agreement from any client, employee, associate and/or the like.

     In consideration of continued engagement through this Agreement during the period of the Agreement by the Company, the Contractor shall not disclose any of the aforesaid confidential information or trade secrets, directly or indirectly, nor use them in any way, either during the term of this Agreement or at any time thereafter, except as required in the Contractor's engagement with the Company, but does not include information already within the public domain at the time the information is acquired by the Contractor, or information that subsequently becomes public through no act or omission of the Contractor.

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     In further consideration of continued engagement and during the period of the Agreement, all files, records, documents, drawings, specifications, equipment and similar items relating to the business of the Company, whether prepared by the Contractors or otherwise, coming into the Contractor's possession shall remain the exclusive property of the Company and shall not be removed from the Company's premises under any circumstances whatsoever without prior written consent of the Company.

10. This Agreement shall continue in effect for a period of five years (5-yrs), and may be continued thereafter only by the express mutual agreement of both parties. This agreement can only be terminated by breech of contract. One or both parties must submit, in writing, with a 30 day notice, any termination.

11. This document contains the entire Agreement of the parties relating to this Agreement and correctly sets forth the rights, duties and obligations of all parties hereto. Any prior agreements, promises, negotiations and/or representations not expressly set forth in this Agreement is of no force and effect.

12. No waiver of any term or condition of this Agreement shall be deemed or construed to be a waiver of such term or condition in the future, or of any preceding or subsequent breach of the same or any other term or condition of this or any other agreement. All remedies, rights, undertakings, obligations and agreements contained in this Agreement shall be cumulative and none of them shall be in limitation of any other remedy, right, undertaking, obligation or agreement of either party hereto.

13. No amendment or modification of this Agreement or of any covenant, condition or limitation herein contained shall be valid unless in writing and duly executed by the party to be charged therewith. Unless otherwise specifically set forth under a particular provision, any amendment or modification shall require the overall consent of both parties.

14. Nothing contained in this Agreement shall be construed so as to require the commission of any act contrary to law, and whenever there is a conflict between any provision of this Agreement and any statute, law, ordinance, rule, order or regulation, the later shall prevail, but in such event any such provision of this Agreement shall be curtailed and limited only to the extent necessary to bring it within the legal requirements.

15. This Agreement, and all rights and obligations contained herein shall be binding on and inure to the benefit of the parties hereto and their respective heirs, executors, legal and personal representatives, successors and assigns. It is also specifically agreed and understood that this Agreement shall be binding upon any successor-in-interest to the Company by way of merger, consolidation or otherwise.

16. Any controversy arising out of or in connection with this Agreement, or any amendment thereof, shall be determined and settled by arbitration in accordance with the rules of the American Arbitration Association. The venue for such arbitration shall be exclusively San Bernardino County, the State of California, and any award rendered shall be final and binding on each and all of the parties thereto and their successor-in-interest, and judgment may be entered thereon in any court having jurisdiction thereon. In any such proceeding, the Arbitrator shall be and hereby is empowered to render an award directing specific performance. Each individual party shall take responsibility for obligations pertaining to costs associated with their own legal representation.

17. All notices among the parties hereto shall be in writing and shall be deemed duly served when personally delivered to another party or, in lieu of such personal service, when deposited in the United States mail, certified and return receipt requested, with first class postage prepaid thereon, addressed as set forth above, or in such other place as may be specified in any written notice given pursuant to this paragraph as the address for service of notice. All notices shall be delivered to the parties addresses as witnessed below.

           Company:           Scott Sand, CEO & Chairman
                              Ingen Technologies, Inc.
                              35193 Avenue A, Suite C
                              Yucaipa, CA 92399
                              (909) 790-7180
                              Tax ID No. 88-0429044

           Contractor:        Ryan Christoff, President
                              Physical Rehabilitation Management Services, Inc.
                              480 Johnson Road,Suite 200
                              Washington, PA 15301
                              Phone: (724) 206-1558

18. This Agreement shall be governed and construed in accordance with laws of the State of California.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above and agree to all of the terms and conditions of this Agreement set forth herein.


     The Contractor:
                             //signed
                             ---------------------------------   ---------------
                             Ryan Christoff, President                Date
                             PRMS, Inc.


     The Company:


                             /s/ Scott Sand                       June 1, 2007
                             ---------------------------------   ---------------
                             Scott Sand, CEO                          Date
                             Ingen Technologies, Inc.

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

EXHIBIT-A:  SECURE BALANCE(TM)


ITEM      QTY          PART NO.                      DESCRIPTION
-------------------------------------------------------------------------------------------------
1         1ea.         Model-4000D      Full Clinical 2-Channel VNG Complete          $39,900.00
                                        with computer system, 1-Camera Goggle,
                                        Footswitch, hand remote Projection Full
                                        field Oculomotor System Secure
                                        Balance(TM) Full Clinical VNG Software
                                        Atmos Air Irrigator and Scope Tower
                                        Computer or Laptop Lunchbox Style HP
                                        Color Printer Medical Cart

2         1ea.         Model-5000       Secure Balance(TM) Therapy Trainer            $19,900.00
                                        Balance Therapy & Assessment Platform
                                        VVP Computer Data System Secure
                                        Balance(TM) Software 4.00 Flat Panel
                                        Display Computer System Base Unit 360
                                        Degree Adjustable Platform w/Tilt Sensor
                                        Handrails with Gauge Readout PSI
                                        DC-Power Supply

3         1ea.                          Full Warranty 1-Year/Extended Warranty
                                        Available Software Upgrades - No Charge
                                        Technical Support-Life time 2-Day
                                        Certified Installation and training
                                        (On-Site). 2-Day Clinical
                                        Workshop-Jacksonville, Fl. 5 Hours of
                                        Billing Consulting 60 days Clinical
                                        Interpretations

4         1ea.                          Freight                                      $ 864.47


GRAND TOTAL                                                                          $ 60,664.47
                                                                                     ===========

                                         TAX NOT INCLUDED
-------------------------------------------------------------------------------------------------
LEASE/50% DEPOSIT                        FOB: YUCAIPA-CA                  DELIVERY: 1-2 WEEKS ARO
-------------------------------------------------------------------------------------------------


         Authorized by: /s/ Scott Sand
                       ------------------------
                        Scott Sand, CEO
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